Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch U.S. Treasury Money Fund

We consent to the incorporation by reference in the Post-Effective Amendment No. 12 to Registration Statement No. 33-37537 of our report dated January 3, 2000 appearing in the annual report to shareholders of Merrill Lynch U.S. Treasury Money Fund for the year ended November 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Deloitte & Touche LLP Princeton, New Jersey March 8, 2000